Income tax	12 Months Ended
Dec. 31, 2022
Income tax [Abstract]
Income tax
13	Income tax

	2022	2021	2020
Loss for the year before income taxes	$ (9,061)	$ (7,553)	$ (6,000)
Statutory rate	27.00%	27.00%	27.00%

Expected income tax recovery	(2,447)	(2,039)	(1,620)

Permanent differences and other	1,521	(1,121)	551

Difference in foreign tax rates	272	24	84
Effect of change in future tax rates	-	-	-
Expiry of tax losses	402	-	-

Change in deferred tax assets not recognized	252	3,136	985
Total income tax recovery	$ -	$ -	$ -

	2022	2021	2020
Current income tax recovery	$ -	$ -	$ -
Deferred income tax expense	-	-	-
Total income taxes	$ -	$ -	$ -
The Company’s deferred income tax liability consisted of:

	2022	2021	2020

Deferred income tax assets:
Non-capital loss carryforward	$ 11,135	$ 11,594	$ 11,803

Resource expenditures	2,582	2,935	2,683

Equipment	131	280	278

Share issue and legal costs	9	14	26

Other	16,469	15,251	12,190

	30,326	30,074	26,980

Unrecognized tax assets	(30,326)	(30,074)	(26,939)
Net deferred income tax assets	-	-	41

Deferred income tax liabilities:
Foreign exchange on loan	-	-	(25)
Mineral property interests	-	-	(16)
Net deferred income tax liabilities	$ -	$ -	$ (41)

Net deferred income tax	$ -	$ -	$ -

Net deferred income tax	$ -	$ -	$ -
The Company has available for deduction against future taxable income non-capital losses of approximately $
40.7 million (202
1
: $40.8 million) in Canada, $1.2 million (202
1
: $5.7 million) in Mongolia and $0.1 million (202
1
: $0.1
 million) in Australia. These losses, if not utilized, will expire through 2042. Subject to certain restrictions, the Company also has foreign resource expenditures available to reduce taxable income in future years. Deferred tax benefits which may arise as a result of these losses, resource expenditures, equipment, share issue and legal costs have not been recognized in these consolidated financial statements.